UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 14, 2015

Treaty Energy Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-28015	88-0884116
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

201 St. Charles Avenue, Suite 2513

New Orleans, LA 70170

(Address of principal executive offices)

504-754-6986

(Registrant’s telephone number, including area code)

____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Effective August 21, 2015, the issuer changed its name to Trimerica Energy Corporation (from Treaty Energy Corporation), and re-domiciled to Delaware (from Nevada). See Exhibit 3.1.

As discussed below, effective August 21, 2015, now as Trimerica Energy Corporation, a Delaware corporation (formerly named Trimerica Energy Holdings, Inc., the “Holding Company”), became the successor issuer to Trimerica Services, Inc., a Delaware corporation (formerly named Trimerica Energy Corporation, a Delaware corporation, the “Predecessor”).

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Holding Company Reorganization

On August 21, 2015, the Predecessor completed a corporate reorganization (the “Holding Company Reorganization”) pursuant to which the Predecessor became a direct, wholly-owned subsidiary of a new public holding company, the Holding Company. The Holding Company Reorganization was effected by a merger conducted pursuant to Section 251(g) of the Delaware General Corporation Law (the “DGCL”), which provides for the formation of a holding company without a vote of the stockholders of the constituent corporations.

In accordance with Section 251(g) of the DGCL, Trimerica Services, Inc. (“Merger Sub”), a Delaware corporation and an indirect, wholly owned subsidiary of the Predecessor, merged with and into the Predecessor, with the Predecessor surviving the merger as a direct, wholly owned subsidiary of the Holding Company (the “Merger”). The Merger was completed pursuant to the terms of an Agreement and Plan of Merger among the Predecessor, the Holding Company and Merger Sub, dated August 17, 2015 (the “Merger Agreement”).

As of the effective time of the Merger and in connection with the Holding Company Reorganization, all outstanding shares of common stock and preferred stock of the Predecessor were automatically converted into identical shares of common stock or preferred stock, as applicable, of the Holding Company on a one-for-one basis, and the Predecessor’s existing stockholders and other equity holders became stockholders and equity holders, as applicable, of the Holding Company in the same amounts and percentages as they were in the Predecessor prior to the Holding Company Reorganization.

In connection with the Holding Company Reorganization, the Predecessor changed its name from “Trimerica Energy Corporation” to “Trimerica Services, Inc.” and the Holding Company changed its name from “Trimerica Energy Holdings, Inc.” to “Trimerica Energy Corporation”

The executive officers and board of directors of the Holding Company are the same as those of the Predecessor in effect immediately prior to the Holding Company Reorganization.

For purposes of Rule 12g-3(a), the Holding Company is the successor issuer to the Predecessor. Accordingly, upon consummation of the Merger, the Holding Company’s common stock was deemed to be registered under Section 12(b) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12g-3(a) promulgated thereunder.

The foregoing description of the Merger Agreement set forth in this Item 1.01 is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 hereto and incorporated by reference herein.

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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

See as well disclosure below outlined under “Other Events,” including appointment of a new President/CEO, David W. Shutte.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Prior to the date hereof, the Holding Company adopted a certificate of incorporation (the “Certificate”) and bylaws (the “Bylaws”) that are identical to the certificate of incorporation and bylaws of the Predecessor immediately prior to the Holding Company Reorganization, except for certain amendments that are permissible under Section 251(g)(4) of the DGCL. Subsequent to the Holding Company Reorganization and as contemplated in the Merger Agreement, the Holding Company filed an amendment to its Certificate to change its name to “Trimerica Energy Corporation” The Holding Company has the same authorized capital stock and the designations, rights, powers and preferences of such capital stock, and the qualifications, limitations and restrictions thereof are the same as that of the Predecessor’s capital stock immediately prior to the Holding Company Reorganization.

The Certificate and the Bylaws of the Holding Company are attached hereto as Exhibits 3.1 and 4.1, respectively, and are incorporated by reference into this Item 5.03.

ITEM 8.01. OTHER EVENTS

The common stock of the Holding Company trades on OTCMarkets under the symbol “TECO” under which the common stock of the Predecessor was previously listed and traded. As a result of the Holding Company Reorganization, the common stock of the Predecessor will no longer be publicly traded.

As disclosed in its March 16, 2015 Form 8-K: “…Because the addition of three Directors to the Board constitutes a ‘change of control,’ the applicable Section 14(f) of the Securities Exchange Act of 1934 (the “Exchange Act’) provides that, “…prior to the time any such person takes office as a director…the issuer shall file with the Commission, and transmit to all holders of record of securities of the issuer…” a Schedule 14-F Change of Control Information Statement. In turn, Rule 14f-1 provides that such Schedule shall be forwarded to all shareholders “…not less than 10 days prior to the date any such person[s] take office as a director...,” hereafter the “Effective Date.” Upon the Effective Date as defined…the prospective appointed Directors will be added to the Board…” After the Combined Schedule 14-F and 14-C (Notice in Lieu of Proxy) Information Statement was sent to shareholders and became effective, a Board meeting was convened via conference call on May 14, 2015. On that date, those new directors (Oral Glasco, John J. (“Sean”) Hickey and David Taylor) met for its first Board Meeting since the foregoing change of control, joining the two existing Board members (Christopher Tesarski and Andrew Kramer). All five Directors participated in such Board Meeting constituting, among other activities, an Organizational Meeting, engaging in a number of housekeeping details (selection of officers, auditor, bank, counsel, transfer agent, etc.) and received reports from its officers (Messrs. Tesarski and Kramer), counsel and management’s contracted outside accountant and outlining, among other matters, needed actions to affirmatively address litigation, funding and regulatory issues facing the Company.

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On July 20, 2015, all five members of the Board met in New Orleans to continue to address actions needed to deal with litigation, funding and regulatory issues the Company is seeking to address. Consistent with securities requirements, the Board has instructed its officers and counsel to bring all SEC-mandated reports current, updating audits as appropriate and, more generally, adopting a more active disclosure policy, making filings on the SEC’s filing system as substantive events dictate, generally in lieu of social media. In that context, Forms 8-K, 10-Ks, 10-Qs will follow as events warrant. During that July 2015 Board Meeting and prior to the Delaware reorganization outlined above, the Board (i) reiterated the need to conclude its audit as soon as events warrant (including dealing with the gaps in disclosures new management inherited from prior management) and, following consultation with its securities counsel, (ii) concluded that prior management’s issuance of multiple series of preferred stock on “sweetheart” terms did not meet mandated state and corporate standards and (unless, upon subsequent justification, such preferred shares were issued for full and proper consideration) did not meet appropriate fiduciary standards and, accordingly, as permitted by applicable Nevada authority, a single class of preferred was authorized to be issued, each share with a single vote and convertible into one share of common stock --not the purported 10,000 to one basis as to such preferred which had not already been converted. Both actions were deemed to be in the best interests of the Company and the majority of its shareholders.

On August 17, the Board accepted the resignation as President and CEO of Christopher Tesarski (who will continue to serve as Chairman of the Company) and appointed unanimously David W. Shutte as its new President and CEO. Mr. Shutte has been associated with multiple companies over a 35 year career across a broad spectrum (CEO, COO, CFO and General Counsel) of business development, financing and legal roles in the energy industry, including five (5) successful energy company start-ups, two years with a wastewater treatment technology company and three (3) years heading up the energy practice of an investment banking firm. Mr. Shutte has a Bachelor’s degree in Business (major in Accounting) from the University of Michigan, (i) an MBA in Finance from the University of Detroit-Mercy and (iii) a law degree from Michigan State University. For more detail, see attached Press Release, Exhibit 99.1.

In the context of the above “Other Events,” the Company’s Board and the management have been developing an operational plan intended to reflect the new direction of the Company. Such full operational plan will be released near term to all shareholders in the form of a shareholder communication in a form to be determined.

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated August 17, 2015, by and among Trimerica Energy Corporation, Trimerica Energy Holdings, Inc. and Trimerica Services, Inc.

3.1	Certificate of Incorporation of each participating entity.

3.2	Amended and Restated Certificate of Incorporation of Trimerica Energy Corporation and of Trimerica Energy Holdings, Inc.

3.3	Bylaws of Trimerica Energy Corporation.

99.1	August 21, 2015 Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Treaty Energy Corporation (Registrant)

Date: August 21, 2015	By:	/s/ Andrew Kramer
Andrew Kramer General Counsel and Secretary

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INDEX TO EXHIBITS

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated August 17, 2015, by and among Trimerica Energy Corporation, Trimerica Energy Holdings, Inc. and Trimerica Services, Inc.

3.1	Certificate of Incorporation of each participating entity.

3.2	Amended and Restated Certificate of Incorporation of Trimerica Energy Corporation and of Trimerica Energy Holdings, Inc.

3.3	Bylaws of Trimerica Energy Corporation.

99.1	August 21, 2015 Press Release

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